UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2019

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑36161	26‑0565401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2019, The Container Store Group, Inc. (the “Company”) entered into amended and restated employment agreements with Melissa Reiff, the Company’s President and Chief Executive Officer, and Jodi Taylor, the Company’s Chief Financial Officer, Chief Administrative Officer and Secretary. The only change made in the amended and restated agreements is to provide that Ms. Reiff and Ms. Taylor will remain eligible to receive their fiscal year 2020 annual bonuses, subject to the applicable performance criteria and other terms and conditions of such bonuses, so long as they remain employed through March 1, 2021, the end of the respective terms of their employment agreements.

Also on November 6, 2019, in order to achieve an equal balance of membership among the classes of directors, the board of directors (the “Board”) of the Company determined to move one of the directors from Class III with a term expiring at the 2022 annual meeting of shareholders to Class I with a term expiring at the 2020 annual meeting of shareholders (the “2020 Annual Meeting”), and to move one of the directors from Class II with a term expiring at the 2021 annual meeting of shareholders to Class I with a term expiring at the 2020 Annual Meeting. Accordingly, on November 6, 2019, Robert E. Jordan, who was a Class III director, and Caryl Stern, who was a Class II director, resigned as directors and were immediately elected by the Board as Class I directors. The resignations and re-elections of Mr. Jordan and Ms. Stern were effected solely to rebalance the Board’s classes and, for all other purposes, including committee service and compensation, Mr. Jordan’s and Ms. Stern’s service on the Board is deemed to have continued uninterrupted. The Board now consists of three Class I directors, three Class II directors and three Class III directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: November 7, 2019	By:	/s/ Jodi L. Taylor
Jodi L. Taylor
Chief Financial Officer and Chief Administrative Officer